UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2019

Alliqua BioMedical, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36278	58-2349413
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2150 Cabot Blvd., West Suite B Langhorne, PA	19047
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 702-8550

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On March 8, 2019, Alliqua BioMedical, Inc. (the “Company”) held a special meeting of stockholders (the “Special Meeting”). At the Special Meeting, the following three proposals were submitted to a vote of the Company’s stockholders:

(1)	A proposal to approve the Agreement and Plan of Merger and Reorganization, dated as of October 11, 2018 (the “Merger Agreement”), by and between the Company, Embark Merger Sub Inc., and Adynxx, Inc., the Merger, the issuance of the Company’s common stock pursuant to the Merger Agreement and the other transactions contemplated by the Merger, as well as the resulting “change of control” of the Company under Nasdaq rules (the “Merger Proposal”).

(2)	A proposal to approve an amendment to the Company’s amended and restated certificate of incorporation to effect a reverse stock split of the Company’s common stock (the “Reverse Stock Split Proposal”).

(3)	A proposal to approve an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of any of the foregoing proposals (the “Adjournment Proposal”).

For more information about the foregoing proposals, see the Company’s definitive proxy statement filed with the Securities and Exchange Commission on January 24, 2019, the relevant portions of which are incorporated herein by reference. The number of votes cast for and against and the number of abstentions with respect to each matter voted upon are set forth below.

(1)	Approval of the Merger Proposal:

Votes For	Votes Against	Votes Abstaining
2,872,621	39,264	5,191

(2)	Approval of the Reverse Stock Split Proposal:

Votes For	Votes Against	Votes Abstaining
2,780,838	129,895	6,343

(3)	Approval of the Adjournment Proposal:

Votes For	Votes Against	Votes Abstaining
2,768,183	140,853	8,040

The results reported above are final voting results. No other matters were considered or voted upon at the meeting.

The approval of the Merger Proposal satisfies one of the final conditions to the closing of the Merger as set forth in the Merger Agreement. The Merger remains subject to the satisfaction of other customary closing conditions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIQUA BIOMEDICAL, INC.

Dated: March 11, 2019	By:	/s/ Joseph Warusz
		Name:	Joseph Warusz
		Title:	Chief Financial Officer